LH01-008C                                                              05/02/01


                                 AMENDMENT NO. 1
                                      and
                           STIPULATION OF TERMINATION

I. The Custodian Agreement (Ohio Life Business/Funds Transferred Segment) of January 14, 2000, between EMPLOYERS REASSURANCE CORPORATION a Kansas corporation (the "Company") and GREAT SOUTHERN LIFE INSURANCE COMPANY a Texas corporation ("Great Southern") and STATE STREET BANK AND TRUST COMPANY a Massachusetts trust company (the " Custodian"), is hereby amended as follows:

         Promptly after the execution of this amendment during the first calendar quarter of the year 2001, the Custodian shall transfer all assets from this agreement to its Custodian Agreement (formerly Fremont Business/now Contingent Americo Assets) of January 14, 2000 with the Company and Great Southern Life Insurance Company or The College Life Insurance Company (or its successor).

II. The Custodian Agreement (Ohio Life Business/Funds Transferred Segment) of January 14, 2000, between EMPLOYERS REASSURANCE CORPORATION a Kansas corporation (the "Company") and GREAT SOUTHERN LIFE INSURANCE COMPANY a Texas corporation ( "Great Southern") and STATE STREET BANK AND TRUST COMPANY a New York banking corporation (the "Custodian"), shall terminate immediately after the completion of the transfer required by
         Part I of this document.

IN WITNESS WHEREOF, the parties hereto have caused this document to be executed in triplicate.

 EMPLOYERS REASSURANCE                       GREAT SOUTHERN
 CORPORATION                                 LIFE INSURANCE COMPANY

 By:_______________________________          By:_______________________________

 Title:_____________________________         Title:_____________________________

 Date:______________________________         Date:______________________________


                STATE STREET BANK AND
                    TRUST COMPANY

          By:_______________________________

         Title:_____________________________

          Date:_____________________________